Exhibit 4.1

NUMBER

FBA 10172

Century Bancorp, Inc.

SHARES

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

CLASS A COMMON

CLASS A COMMON

CUSIP 156432 10 6

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $1.00 PAR VALUE, OF

Century Bancorp, Inc.

transferable so as to affect the rights of the corporation only by transfer recorded upon the books of the corporation, in person or by duly authorized attorney, and upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are received and held subject to the laws of The Commonwealth of Massachusetts, the Articles of Organization and the By-Laws of the corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto.

The preferences, voting powers, qualifications and special or relative rights or privileges of the shares of each class authorized to be issued, including the shares represented hereby, are fixed in the Articles of Organization of the corporation, as amended, filed in the office of the Secretary of State of The Commonwealth of Massachusetts and the corporation will furnish a copy of the full text thereof to the holder of this certificate upon request and without charge. Pursuant to the foregoing, the Class B common stock has full voting rights and the Class A common stock may not vote in the election of directors but, in limited circumstances, may vote as a class to approve certain corporate transactions and certain amendments to the Articles of Organization.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:

CENTURY BANCORP, INC. 1972 MASSACHUSETTS

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

VICE PRESIDENT AND TREASURER

COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–as tenants in common	UNIF GIFT MIN ACT –	_____________Custodian_______________
TEN ENT	–as tenants by the entireties		(cust)	(Minor)
JT TEN	–as joint tenants with night of survivorship and not as tenants in common		under Uniform Gifts to Minors Act_____________________ (state)

Additional abbreviations may also be used though not in the above list.

For value received ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,____________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NUMBER

FBB 1066

Century Bancorp, Inc.

SHARES

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

CLASS B COMMON CONVERTIBLE INTO AN EQUAL NUMBER OF SHARES OF CLASS A COMMON STOCK **CLASS B COMMON**

CUSIP 156432 20 5

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, $1.00 PAR VALUE, OF

Century Bancorp, Inc.

transferable so as to affect the rights of the corporation only by transfer recorded upon the books of the corporation, in person or by duly authorized attorney, and upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are received and held subject to the laws of The Commonwealth of Massachusetts, the Articles of Organization and the By-Laws of the corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto.

The preferences, voting powers, qualifications and special or relative rights or privileges of the shares of each class authorized to be issued, including the shares represented hereby, are fixed in the Articles of Organization of the corporation, as amended, filed in the office of the Secretary of State of The Commonwealth of Massachusetts and the corporation will furnish a copy of the full text thereof to the holder of this certificate upon request and without charge. Pursuant to the foregoing, the Class B common stock has full voting rights and the Class A common stock may not vote in the election of directors but, in limited circumstances, may vote as a class to approve certain corporate transactions and certain amendments to the Articles of Organization.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

CENTURY BANCORP, INC. 1972 MASSACHUSETTS

Dated

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

VICE PRESIDENT AND TREASURER

COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED OFFICER

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–as tenants in common	UNIF GIFT MIN ACT –	_____________Custodian_______________
TEN ENT	–as tenants by the entireties		(cust)	(Minor)
JT TEN	–as joint tenants with night of survivorship and not as tenants in common		under Uniform Gifts to Minors Act_____________________ (state)

Additional abbreviations may also be used though not in the above list.

For value received ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,____________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.